                                                                 EXHBIT 10(d)

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

     This Settlement Agreement and Mutual Release (the "Agreement") is entered into as of this 21st day of November, 1996, between Omega Environmental, Inc. ("Omega"), Shamrock Services, Inc. ("Shamrock"), and Edward J. O'Sullivan ("O'Sullivan").

     WHEREAS, Omega, Shamrock, and O'Sullivan desire to settle on the terms and conditions set forth in this Agreement, all claims, controversies, disputes and demands that any of them may have against each other arising out of any acts or omissions by themselves, any of their officers, directors, employees and others and the terms and conditions of the Agreement and Plan of Reorganization dated May 16th, 1991, Amendments thereto and ancillary Agreements ("Acquisition Agreements") up to and including the date of this Agreement, whether known or unknown, matured or not, fixed or contingent.

     NOW, THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, it is agreed between the parties as follows:

     1. Upon execution of this Agreement by all parties, O'Sullivan agrees to: (i) to serve as an Independent Consultant to Omega for a period of one year commencing on the date hereof; and (ii) to hold himself available at all reasonable times during said period for consultation in connection with any and all matters concerning Omega's business affairs as Omega may, in its discretion, request; and (iii) to hold in strictest confidence and not to reveal to any third party, any information and data (including documents) concerning Omega, its officers, directors and its business affairs which have come or come into O'Sullivan's knowledge or possession up to the date of this Agreement and during the currency of any term hereof, except (1) as to information which is or becomes publicly known through no fault of O'Sullivan; or (2) is required to be disclosed by process of law or in order to satisfy Omega's SEC filing and public disclosure obligations under federal and state securities law.

     2a. In consideration of O'Sullivan's faithful performance of the above duties to be carried out and the promises made and kept, Omega agrees to provide O'Sullivan with an option, exercisable within two (2) years from the date hereof, to purchase One Hundred Fifty Thousand (150,000) common shares of Omega ("Option Shares"), pursuant to the Stock Option Agreement ("Option Agreement"), attached hereto and marked "A," executed contemporaneously herewith, such Option Agreement to expire upon the second anniversary hereof as to any Option Shares not exercised and purchased by O'Sullivan by the date of such second anniversary.

     2b. In consideration for satisfactory performance of the above duties and obligations, Omega agrees to pay Shamrock the sum of Seventy-Five Thousand Dollars ($75,000), Thirty-Seven Thousand Five Hundred Dollars ($37,500) payable upon signing of this agreement and a further Thirty-Seven Thousand
Five Hundred Dollars ($37,500) one year from the date of this Agreement.

     3. Shamrock and O'Sullivan hereby release and forever discharge Omega and its past and present officers, directors, shareholders, executors, administrators, attorneys, representatives, subsidiaries, divisions, parent companies, affiliated companies, successors, predecessors, assigns, agents, employees and spouses, from any and all claims, causes of action, demands, suits or liabilities of any kind (including but not limited to damages of any sort, declaratory relief, attorneys' fees or costs) now existing or which could arise in any manner in the future out of any acts and/or omissions of Omega, as related to Shamrock and Omega's insurance carrier, O'Sullivan's employment contract and the Acquisition Agreements, whether such acts and/or omission are known or unknown, matured or not, fixed or contingent, up to and including the date of this Agreement.

     4. Omega hereby releases and forever discharges Shamrock and O'Sullivan, their spouses and past and present agents, attorneys, successors and assigns, from any and all claims, causes of action, demands, suits or liabilities of any kind (including but not limited to damages of any sort, declaratory relief, attorneys' fees or costs) now existing or which in any manner could arise in the future out of any acts or omissions of Shamrock or O'Sullivan, whether known or unknown, matured or not, fixed or contingent, up to and including the date of this Agreement, as related to Shamrock and Omega's insurance carrier or O'Sullivan's employment contract or under the Acquisition Agreements.

     5. The parties to this Agreement hereby represent, warrant and covenant that they have made no prior assignment, transfer, conveyance or other disposition of any of the claims, causes of action, demands and/or interests released under this Agreement.

     6. The parties understand and agree that this is a compromise and settlement of disputed claims and shall not be deemed or construed to be an admission of liability or response of any kind. The parties further agree that this Agreement shall not be admissible in evidence in any proceeding except an action to enforce performance thereunder. Omega, Shamrock, and O'Sullivan, deny that they have breached any duty, obligation or agreement, or that they have engaged in any illegal, tortuous or wrongful activity, or that they have any liability to one another and agree that the execution of this Agreement by them shall not be deemed an admission or evidence of liability.

     7. This Agreement shall be binding upon and shall inure to the benefit of the parties to it and their respective shareholders, officers, directors, associates, partners, investors, agents, spouses, employees, beneficiaries, spouses, heirs, representatives, subsidiaries, affiliates, predecessors, successors and assigns.

     8. The parties hereto agree and acknowledge that they have carefully read this Agreement; that they have had its contents fully explained to them by their respective counsel; or, if they have not retained counsel, that they are fully aware of and understand all of its terms and the legal consequences thereof; and that they have signed it voluntarily as their own free act and of their own free will and accord.

     9. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and it supersedes and replaces all prior negotiations and proposals. The parties hereto agree and acknowledge that, except as expressly stated in this Agreement, no promise, inducement, representation or agreement has been made to them, expressly or impliedly, including by omission, in connection with the negotiation, preparation and execution of this Agreement, or otherwise.

     10. This Agreement has been executed in the State of Washington, and the validity, interpretation, construction and enforcement of this Agreement shall be governed by the laws of the State of Washington.

     11. Omega, Shamrock, and O'Sullivan agree to keep the terms and any and all monetary or other consideration herein and all correspondence, outlines, drafts or proposals leading up to or concerning this Agreement, and all negotiations leading up to or concerning this Agreement, strictly confidential, and agree not to disclose the terms to anyone not a party to the Agreement, except to the extent that disclosure by a party is required by law or is necessary to obtain financial or legal advice or assistance, or by the Board of Omega, or is required in connection with generally accepted accounting principles ("Recipients of Confidential Information"). To the extent the disclosure of payments or consideration made or received hereunder or the other terms of this Agreement are required to Recipients of Confidential Information, Omega, Shamrock, and O'Sullivan agree to inform the Recipients of Confidential Information of the confidentiality of this Agreement and secure their agreement to be bound thereby.

     12. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same document, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     13. This Agreement shall not be modified except in writing signed by each of the parties affected by such modification. Any notice by one party to the other hereunder shall be given by first class registered mail as follows:

               OMEGA:  To:

               Omega Environmental, Inc.
               19805 North Creek Parkway
               Bothell WA  98011
               Attention:  Chairman Of The Board

               O'SULLIVAN:  To:              SHAMROCK:  To:

               Edward J.O'Sullivan           Edward J. O'Sullivan
               Shamrock Services, Inc.       Shamrock Services, Inc.
               6533 Seaview N.W.             6533 Seaview N.W.
               Seattle WA 98117              Seattle WA  98117


     14. The parties agree to execute any and all additional documents reasonably necessary to complete and carry out the terms of this Agreement.

     15. The drafting and negotiation of this Agreement have been participated in by each of the parties and for all purposes this Agreement shall be deemed to have been drafted jointly by each of the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date set forth above.

            "OMEGA"                                   "O'SULLIVAN"
     ------------------------                      ---------------------
     OMEGA ENVIRONMENTAL, INC.                     EDWARD J. O'SULLIVAN


  By /s/ LOUIS TEDESCO                            /s/ EDWARD J. O'SULLIVAN
    ------------------------------               -------------------------------


"SHAMROCK SERVICES, INC."
----------------------------------
EDWARD J. O'SULLIVAN


By  /s/ EDWARD J. O'SULLIVAN
    ------------------------------

                                   EXHIBIT "A"

                            OMEGA ENVIRONMENTAL, INC.
                   NON-QUALIFIED INCENTIVE STOCK OPTION AGREEMENT


                                                   Date Granted:  November 21,
        Edward J. O'Sullivan                                      1996
------------------------------------                             --------------
          Name of Optionee

       6533 Seaview NW, PH 2A                               No.:  79
------------------------------------                             --------------
         Residence Address

         Seattle, WA 98199
------------------------------------
     City, State and Zip Code


     THIS AGREEMENT is made as of the date set forth above between Omega Environmental, Inc., a Delaware corporation (hereinafter called the "Company"), and the optionee named above (the "Optionee"). The option granted by this Agreement is designated a "Non-Qualified Option" and is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The Board of Directors of the Company, or a duly appointed Stock Option or Compensation Committee (the "Committee") thereof, has determined that it is to the advantage and interest of the Company and its stockholders to grant the option provided for herein to the Optionee. The parties hereto agree as follows:

     1. GRANT OF OPTION. The Company grants to the Optionee the right and option (the "Non-Qualified Option") to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of 150,000 shares (the "Shares") of the presently authorized and unissued Common Stock, $0.0025 par value, of the Company at the purchase price of $1.00 per share. Such Non-Qualified Option shall become fully exercisable as follows:

          (a)   Shares shall become exercisable on on execution hereof.

     Once any part of the Option becomes exercisable, it shall remain exercisable until the Option terminates or such part is exercised.

     2. METHOD OF EXERCISE. To the extent that the right to purchase Shares has accrued hereunder, the Non-Qualified Option may be exercised from time to time by written notice to the Company stating the number of Shares with respect to which the Non-Qualified Option is being exercised, together with payment in full, in cash or by certified or cashier's check payable to the order of the Company, of the purchase price for the number of Shares being purchased. If requested by the Committee, prior to the delivery of any Shares, the Optionee, or any other person entitled to exercise the Non-Qualified Option, shall supply the Committee with a representation that the Shares are not being acquired with a view to distribution and will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations. As a condition to the exercise of the Non-Qualified Option, in whole or in part, the Committee may, in its sole discretion, require the Optionee to pay, in addition to the purchase price for the Shares being purchased upon exercise of this Non-Qualified Option, an amount equal to any federal, state or local withholding or employment taxes that the Committee has determined are required to be paid in connection with the exercise of this Non-Qualified Option in order to enable the Company to claim a deduction in connection with such exercise, or otherwise.

     As soon after the notice of exercise as the Company is reasonably able to comply, the Company shall, without payment of any transfer or issue tax by the Optionee or any other person entitled to exercise the Non-Qualified Option, deliver to the Optionee or any such other person, at the main office of the Company or such other place as shall be mutually acceptable, a certificate or certificates for the Shares being purchased upon exercise of the Non-Qualified Option.

     In the Committee's sole discretion, payment of the purchase price for the number of Shares to be delivered, but not of the amount of any withholding taxes, may be made in whole or in part with shares of Common Stock. If payment is made with shares of Common Stock, the Optionee, or any other person entitled to exercise the Non-Qualified Option, shall deliver to the Company with the notice of exercise certificates representing the number of shares of Common Stock tendered in payment for the Shares, duly endorsed for transfer to the Company. If requested by the Committee, prior to the acceptance of such certificates in payment for the Shares, the Optionee, or any other person entitled to exercise the Non-Qualified Option, shall supply the Committee with a written representation and warranty that he has good and marketable title to the shares represented by the certificates, free and clear of liens and encumbrances. The value of the shares of Common Stock tendered in payment for the Shares being purchased shall be their fair market value per share on the date of the Optionee's notice of exercise.

     Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the Shares for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange or association or any federal, state or local law. The Optionee may exercise the Non-Qualified Option for less than the total number of Shares for which the Non-Qualified Option is then exercisable, provided that a partial exercise may not be for less than 100 Shares, unless the remaining Shares exercisable under the Non-Qualified Option is for less than 100 Shares. The Non-Qualified Option may only be exercisable for whole Shares.

     3. TERMINATION OF THE NON-QUALIFIED OPTION. The Non-Qualified Option shall terminate and expire upon the earlier of:

          (a)  November 30, 1998;

          (b)  The termination of the Non-Qualified Option pursuant to
     Section 5 hereof.

     4. ADJUSTMENTS. If there is any stock dividend, stock split, reclassification or recapitalization of the Common Stock of the Company, or the Company has merged or consolidated with one or more other corporations (and provided the Non-Qualified Option does not thereby terminate pursuant to
Section 5 hereof), then the number and kind of shares then subject to the Non-Qualified Option and the price to be paid therefor shall be appropriately adjusted by the Committee, provided, however, that in no event shall any such adjustment result in the Company being required to sell or issue any fractional shares. Any such adjustments shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price of each Share or other unit of any security covered by this Option.

     5. CESSATION OF CORPORATE EXISTENCE. Upon the dissolution or liquidation of the Company, the reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or the sale of substantially all the assets of the Company or of more than eighty percent (80%) of the then outstanding stock of the Company to another corporation or entity, the Non-Qualified Option granted hereunder shall terminate; provided, however, that: (i) each Non-Qualified Option for which no option has been tendered by the surviving corporation in accordance with all of the terms and provisions of (ii) immediately below shall, within thirty (30) days before the effective date of such dissolution or liquidation, merger or consolidation in which the Company is not the surviving corporation, or sale of assets or stock, become fully exercisable; or (ii) in its sole and absolute discretion, the surviving corporation may, but shall not be obligated to, tender to the Optionee holding a Non-Qualified Option, an option or options to purchase shares of the surviving corporation or acquiring corporation, and such new option or options shall contain such terms and provisions as shall be required substantially to preserve the rights and benefits of an Non-Qualified Option then outstanding under this Agreement.

     6. NON-TRANSFERABILITY. The Non-Qualified Option is not assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or by the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee. Upon any attempted transfer of this Non-Qualified Option contrary to the provisions hereof, the Committee may, at its discretion, elect to terminate this Non-Qualified Option.

     7. NO STOCKHOLDER RIGHTS. The Optionee or other person entitled to exercise this Non-Qualfied Option shall have no rights or privileges as a stockholder with respect to any Shares subject hereto until the Optionee or such person has become the holder of record of such Shares, and no adjustment (except such adjustments as may be made pursuant to the provisions of Section 4 hereof) shall be made for dividends or distributions of rights in respect of such Shares if the record date is prior to the date on which the Optionee or such person becomes the holder of record.

     8. CONDITIONS TO ISSUANCE OF SHARES. THE COMPANY'S OBLIGATION TO ISSUE SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE NON-QUALIFIED OPTION IS EXPRESSLY CONDITIONED UPON (A) THE COMPLETION BY THE COMPANY OF ANY REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES UNDER ANY STATE AND/OR FEDERAL LAW OR RULINGS OR REGULATIONS OF ANY GOVERNMENT REGULATORY BODY OR
(B) THE MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND AGREEMENTS BY THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES WHICH THE COMMITTEE SHALL, IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE. SUCH REQUIRED REPRESENTATIONS AND AGREEMENTS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE, OR ANY OTHER PERSON ENTITLED TO EXERCISE THE OPTION (1) IS NOT PURCHASING SUCH SHARES FOR DISTRIBUTION, AND (2) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE OF ANY CERTIFICATES FOR SUCH SHARES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND AGREEMENTS WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO AND STATING THAT, PRIOR TO MAKING ANY SALE OR OTHER DISPOSITION OF ANY SUCH SHARES, THE OPTIONEE, OR ANY OTHER PERSON ENTITLED TO EXERCISE THE OPTION, WILL GIVE THE COMPANY NOTICE OF INTENTION TO SELL OR DISPOSE OF THE SHARES NOT LESS THAN FIVE DAYS PRIOR TO SUCH SALE OR DISPOSITION.

     9. METHOD OF ACCEPTANCE. This Agreement is addressed to the Optionee in duplicate and shall not be effective until the Optionee executes the acceptance below and returns one copy to the Company, thereby acknowledging that he has read and agrees to all the terms and conditions of this Agreement.

     EXECUTED by the Company this   11th   day of November , 1996.
                                 ----------      ----------
                              OMEGA ENVIRONMENTAL, INC.


                              By:  /s/  Louis J. Tedesco
                                 ----------------------------------
                                   Louis J. Tedesco, President
ACCEPTED:

/s/  Edward J. O'Sullivan
-------------------------
Edward J. O'Sullivan

11-21-96
-------------------------
Date